Exhibit 99.1
Trulieve Reports Third Quarter 2026 Results

•Third quarter revenue of $230 million, with 64% gross margin
•Cash flow from operations of $183 million and free cash flow of $120 million* in first nine months of 2026
•Received final DEA registrations pursuant to final order rescheduling state licensed medical marijuana to Schedule III under the Controlled Substances Act

Tallahassee, FL – November 5, 2026 – Trulieve Cannabis Corp. (NYSE: TRLV) (“Trulieve” or “the Company”), a leading and top-performing medical cannabis company in the U.S., today announced its results for the quarter ended September 30, 2026. Results are reported in accordance with U.S. Generally Accepted Accounting Principles (GAAP), unless otherwise indicated. Numbers may not sum perfectly due to rounding.
Q3 2026 Financial and Operational Highlights*
•Revenue of $230 million, with 95% of revenue from retail sales.
•Achieved gross margin of 64%, with gross profit of $148 million.
•Reported positive net income attributable to common shareholders of $1 million. Adjusted net income of $18 million* excludes non-recurring charges, asset impairments, disposals, and unconsolidated entity.
•Achieved adjusted EBITDA of $89 million*, or 39% of revenue.
•Generated cash flow from operations of $74 million and free cash flow of $45 million*.
•Cash at quarter end was $327 million.
•Realized seven-fold increase in traffic in Georgia following medical cannabis program expansion on July 1 with new product launches including Modern Flower and Roll One.
•Completed corporate domestication to Delaware from British Columbia.
•Rang The Closing Bell at the New York Stock Exchange to commemorate NYSE listing.
•Added to the S&P Total Market Index (TMI), S&P Completion Index (CI) and Morningstar Total Stock Market Index.
•Closed perpetual royalty free license for Alien Labs and Connected branded cannabis products in Florida and Texas that includes genetics, trademarks, and proprietary know-how and a right of first refusal for exclusive licensing rights in additional expansion markets.
•Opened two dispensaries in Marco Island, Florida, and Dunwoody, Georgia.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for Non-GAAP metrics.
Recent Developments
•Received final registrations from the Drug Enforcement Agency for state licensed medical marijuana dispensaries as part of federal regulatory framework for qualified medical marijuana businesses under the Controlled Substances Act.
•Repaid $65 million mortgage notes payable ahead of maturity in 2028 secured by cultivation site in Jefferson County, Florida to reduce leverage and interest expense.
•Currently operate 208 retail dispensaries and 3.5 million square feet of cultivation and processing capacity in the United States.

Management Commentary
"State licensed medical marijuana rescheduling unlocked major milestones including DEA registration, removal of 280E tax, and uplisting to the NYSE,” said Kim Rivers, Trulieve CEO. “Third quarter results demonstrate the strength of our medical cannabis platform underscored by revenue, margins, and cash generation. With meaningful growth expansion opportunities in Georgia and Texas, we are in the early stages of an accelerated growth cycle.”
Financial Highlights*
Third quarter 2026 results include only Trulieve medical operations. Prior periods include consolidated results including Harvest mixed medical and adult use operations.

Results of Operations	For the Three Months Ended					For the Nine Months Ended
(Figures in millions except per share data)	September 30, 2026	September 30, 2025	% Better / (Worse)	June 30, 2026†	% Better / (Worse)	September 30, 2026	September 30, 2025	% Better / (Worse)
Revenue	$230	$288	(20%)	$271	(15%)	$788	$888	(11%)
Gross profit	$148	$170	(13%)	$162	(9%)	$480	$536	(10%)
Gross margin %	64%	59%		60%		61%	60%
Operating expenses	$106	$128	17%	$533	80%	$773	$408	(89%)
Operating expenses %	46%	44%		197%		98%	46%
Net income (loss)**	$1	$(27)	NMF	$(406)	NMF	$(403)	$(73)	NMF
Net income (loss) continuing operations	$1	$(24)	NMF	$(405)	NMF	$(401)	$(72)	NMF
Adjusted net income (loss)	$18	$(12)	NMF	$20	(12%)	$59	$(24)	NMF
Diluted shares outstanding	201	191		193		193	191
Diluted EPS continuing operations	$0.00	$(0.11)	NMF	$(2.10)	NMF	$(2.08)	$(0.35)	NMF
Adjusted Diluted EPS	$0.09	$(0.07)	NMF	$0.11	(15%)	$0.30	$(0.12)	NMF
Adjusted EBITDA	$89	$103	(13%)	$98	(9%)	$288	$322	(11%)
Adjusted EBITDA Margin %	39%	36%		36%		36%	36%

NMF - No Meaningful Figure
†Q2:26 reported results reflect the deconsolidation of Harvest mixed medical and adult use operations on June 3, 2026.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for Non-GAAP metrics.
**Net income (loss) attributable to common shareholders which excludes non-controlling interest.

Conference Call
The Company will host a conference call and live audio webcast on November 5, 2026, at 8:30 A.M. Eastern time, to discuss its third quarter 2026 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-844-824-3830	Passcode: 8639220

International: 1-412-542-4136	Passcode: 8639220
A live audio webcast of the conference call will be available at:
Trulieve Third Quarter 2026 Results Call
A powerpoint presentation and archived replay of the webcast will be available at:
https://investors.trulieve.com/events

The Company’s Form 10-Q for the quarter ended September 30, 2026 will be available on the SEC’s website or at https://investors.trulieve.com/quarterly-results. The Company’s Management's Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on https://www.sedarplus.ca and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except for share data)

	September 30, 2026	December 31, 2025
ASSETS
Current Assets:
Cash and cash equivalents	$326.7	$255.5
Accounts receivable, net	3.8	10.5
Inventories	190.8	242.3
Income tax receivable	0.5	8.5
Prepaid expenses	17.5	18.3
Other current assets	2.3	26.7
Management services agreement receivable, related party	21.3	—
Assets associated with discontinued operations	—	0.9
Total current assets	562.8	562.7
Property and equipment, net	592.9	670.4
Right of use assets - operating, net	90.0	108.3
Right of use assets - finance, net	55.7	60.0
Intangible assets, net	335.0	798.4
Goodwill	325.6	483.9
Investment in Harvest	146.1	—
Other assets	10.0	10.5
Long-term assets associated with discontinued operations	—	1.9
TOTAL ASSETS	$2,118.2	$2,696.1
LIABILITIES
Current Liabilities:
Accounts payable and accrued liabilities	$68.2	$82.7
Deferred revenue	5.9	9.6
Notes payable - current portion	4.2	4.1
Operating lease liabilities - current portion	11.9	13.0
Finance lease liabilities - current portion	10.7	10.7
Construction finance liabilities - current portion	0.7	2.4
Contingencies	0.3	0.8
Liabilities associated with discontinued operations	—	3.7
Total current liabilities	102.0	126.9
Long-Term Liabilities:
Notes payable, net	88.7	90.8
Private placement notes, net	196.0	136.7
Operating lease liabilities	89.3	107.9
Finance lease liabilities	60.5	64.1
Construction finance liabilities	120.2	133.8
Deferred tax liabilities	55.4	178.0
Uncertain tax position liabilities	625.4	668.4
Other long-term liabilities	9.3	11.4
Long-term liabilities associated with discontinued operations	—	34.9
TOTAL LIABILITIES	$1,346.7	$1,553.1
EQUITY
Common shares, no par value; unlimited shares authorized; None issued and outstanding as of September 30, 2026 and 169,313,023 shares issued and outstanding as of December 31, 2025	$—	$—
Preferred stock, $0.0001 par value; 1,000,000,000 shares authorized; none issued and outstanding as of September 30, 2026 and December 31, 2025	—	—
Class A subordinate voting common stock, $0.0001 par value per share; 5,000,000,000 shares authorized; 170,347,610 shares issued and outstanding as of September 30, 2026 and none issued and outstanding as of December 31, 2025	0.0	—
Class B multiple voting common stock, $0.0001 par value per share; 300,000 shares authorized; 224,064 shares issued and outstanding as of September 30, 2026 and none issued and outstanding as of December 31, 2025	—	—
Additional paid-in-capital	2,088.0	2,073.4
Accumulated deficit	(1,314.8)	(912.1)
Non-controlling interest	(1.7)	(18.2)
TOTAL EQUITY	771.5	1,143.0
TOTAL LIABILITIES AND EQUITY	$2,118.2	$2,696.1

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions, except for per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$230.2	$288.2	$787.9	$888.0
Cost of goods sold	82.2	118.3	307.5	352.0
Gross profit	148.0	169.9	480.4	536.0
Expenses:
Selling, general, and administrative	87.8	99.0	294.5	318.9
Depreciation and amortization	17.7	29.5	73.2	88.2
(Gain) loss on disposal or impairment of assets	—	(0.9)	1.7	0.7
Loss on deconsolidation transaction	—	—	403.3	—
Total expenses	105.5	127.6	772.7	407.8
Income (loss) from operations	42.5	42.2	(292.3)	128.2
Other income (expense):
Interest expense, net	(12.0)	(16.1)	(38.1)	(48.8)
Interest income	2.8	4.4	8.6	11.1
Equity in net loss of Harvest	(6.4)	—	(9.7)	—
Other income (expense), net	0.1	(1.2)	0.4	(2.0)
Total other expense, net	(15.5)	(12.9)	(38.8)	(39.7)
Income (loss) before provision for income taxes	27.0	29.3	(331.2)	88.5
Provision for income taxes	26.3	53.0	70.1	160.2
Net income (loss) from continuing operations	0.8	(23.7)	(401.2)	(71.7)
Net loss from discontinued operations, net of tax benefit (provision) of $0, $0, $597, and $(441) respectively, attributable to common shareholders	—	(5.0)	(1.8)	(7.0)
Net income (loss)	0.8	(28.8)	(403.0)	(78.7)
Less: net loss attributable to non-controlling interest from continuing operations	(0.1)	(1.9)	(0.3)	(5.2)
Net income (loss) attributable to common shareholders	$0.9	$(26.8)	$(402.7)	$(73.5)

Earnings Per Share
Net income (loss) per share - Continuing operations:
Basic	$0.00	$(0.11)	$(2.08)	$(0.35)
Diluted	$0.00	$(0.11)	$(2.08)	$(0.35)
Net loss per share - Discontinued operations:
Basic and diluted	$—	$(0.03)	$(0.01)	$(0.04)
Net income (loss) per share attributable to common shareholders:
Basic	$0.00	$(0.14)	$(2.09)	$(0.39)
Diluted	$0.00	$(0.14)	$(2.09)	$(0.39)
Weighted average number of common shares used in computing net income (loss) per share:
Basic	192.9	191.2	192.7	191.2
Diluted	200.6	191.2	192.7	191.2

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Cash flows from operating activities
Net income (loss)	$0.8	$(28.8)	$(403.0)	$(78.7)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	17.7	29.5	73.2	88.2
Depreciation included in cost of goods sold	12.3	13.9	39.7	41.5
Loss on deconsolidation transaction	—	—	403.3	—
Equity in net loss of Harvest	6.4	—	9.7	—
Impairment and disposal of long-lived assets, net of recoveries	—	2.6	1.7	2.5
Gain from disposal of discontinued operations	—	—	—	—
Share-based compensation	5.9	5.8	17.0	16.5
Deferred income taxes	(1.9)	(4.7)	(20.9)	(14.7)
Other non-cash changes	3.1	3.7	9.8	16.0
Changes in operating assets and liabilities:
Inventories	(4.0)	(1.8)	2.0	(11.9)
Accounts receivable	0.6	—	(2.1)	(3.4)
Other assets	6.5	4.3	(24.2)	3.3
Accounts payable and accrued liabilities	4.8	0.3	1.4	(11.6)
Income tax receivable / payable	(0.3)	(0.1)	0.8	2.6
Uncertain tax position liabilities	27.2	56.6	88.1	171.1
Other liabilities	(4.6)	(4.9)	(13.1)	(13.7)
Proceeds received from insurance for operating expenses	—	—	—	5.7
Net cash provided by operating activities	74.4	76.4	183.3	213.6
Cash flows from investing activities
Capital expenditures	(29.0)	(16.6)	(63.5)	(53.4)
Maturities of short-term investments	—	—	—	60.0
Cash disposed in deconsolidation transaction	—	—	(58.4)	—
Purchase of intangible assets	(40.0)	—	(40.0)	—
Other proceeds	0.3	1.5	5.1	12.9
Other purchases and payments	—	0.1	—	(0.1)
Net cash (used in) provided by investing activities	(68.7)	(15.0)	(156.8)	19.4
Cash flows from financing activities
Proceeds from long-term borrowings	—	—	60.7	—
Payments on long-term borrowings	(0.9)	(2.0)	(4.7)	(7.5)
Payments for debt issuance costs	—	—	(1.3)	—
Other payments and distributions	(2.5)	(2.6)	(7.8)	(7.1)
Payments for taxes related to net share settlement of equity awards	(1.4)	(0.2)	(2.7)	(0.5)
Other proceeds	0.4	—	0.4	—
Net cash (used in) provided by financing activities	(4.4)	(4.8)	44.7	(15.1)
Net increase in cash and cash equivalents, and restricted cash	1.3	56.6	71.2	217.9
Cash, cash equivalents, and restricted cash, beginning of period	325.4	401.0	255.5	239.7
Cash, cash equivalents, and restricted cash, end of period	$326.7	$457.6	$326.7	$457.6
The condensed consolidated statements of cash flows include continuing operations and discontinued operations for the periods presented.

Non-GAAP Financial Measures (Unaudited)
Our management uses financial measures that are not in accordance with GAAP, in addition to financial measures in accordance with GAAP to evaluate our operating results. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, and free cash flow are financial measures that are not defined under GAAP. Our management uses these non-GAAP financial measures and believes they enhance an investor’s understanding of our financial and operating performance from period to period because they exclude certain material non-cash items and certain other adjustments management believes are not reflective of our ongoing operations and performance. These non-GAAP measures are not a measure of liquidity, cash generated by the Company, or cash available for discretionary expenditures.
EBITDA is calculated as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; adjusted EBITDA is calculated as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain contributions, such as cash expenditures related to campaign and political initiatives, items that we do not believe represent the operations of the core business such as cash and non-cash acquisition, disposition and specified transaction costs and certain other cash and non-cash costs including major system changes, impairments and disposals of long-lived assets including goodwill, discontinued operations, share-based compensation, other income and expense items, equity in net loss of Harvest and loss on Deconsolidation Transaction; EBITDA margin is calculated as EBITDA as % of revenue; adjusted EBITDA margin is calculated as adjusted EBITDA as % of revenue; adjusted net income (loss) is calculated as net income (loss) less certain contributions, such as cash expenditures related to campaign and political initiatives, items that we do not believe represent the operations of the core business such as cash and non-cash acquisition, disposition and specified transaction costs and certain other cash and non-cash costs including major system changes, impairments and disposals of long-lived assets including goodwill, discontinued operations, share-based compensation, other income and expense items, equity in net loss of Harvest and loss on Deconsolidation Transaction; adjusted EPS is calculated as adjusted net income (loss) divided by diluted shares outstanding; and free cash flow is calculated as cash flow from operations less capital expenditures. Some of the items added back to, or removed from, these non-GAAP measures have occurred in prior periods and may occur in future periods.
We report these non-GAAP measures to help investors assess the operating performance of the Company’s business. The financial measures noted above are metrics that have been adjusted from GAAP net income (loss), net income (loss) per share, and cash flow from operating activities in an effort to provide readers with normalized metrics in making comparisons more meaningful across the cannabis industry as competitors commonly disclose similar performance measures; however, our calculation of EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, and free cash flow may not be comparable to other similarly titled performance measures of other companies, as well as to remove items that may otherwise distort the GAAP net income (loss), net income (loss) per share or cash flow from operating activities measure.
As noted above, our EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, and free cash flow measures are not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP measures rather than net income (loss), net income (loss) per share and cash flow from operating activities, which are the most directly comparable financial measures calculated and presented in accordance with GAAP. Because of these limitations, we consider, and you should consider, these non-GAAP measures together with other operating and financial performance measures presented in accordance with GAAP. A reconciliation of these non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP can be found below.

Reconciliation of Non-GAAP EBITDA and Adjusted EBITDA (Unaudited)
The following table presents a reconciliation of GAAP net income (loss) attributable to common shareholders to non-GAAP EBITDA and Adjusted EBITDA for each of the periods presented:

(Amounts expressed in millions of United States dollars)	Three Months Ended			For the Nine Months Ended
	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Net income (loss) attributable to common shareholders	$0.9	$(26.8)	$(406.0)	$(402.7)	$(73.5)
Add (deduct) impact of:
Interest expense, net	$12.0	$16.1	$12.8	$38.1	$48.8
Interest income	$(2.8)	$(4.4)	$(3.1)	$(8.6)	$(11.1)
Provision for income taxes	$26.3	$53.0	$22.0	$70.1	$160.2
Depreciation and amortization	$17.7	$29.5	$25.7	$73.2	$88.2
Depreciation included in cost of goods sold	$12.3	$13.9	$13.4	$39.7	$41.5
EBITDA (Non-GAAP)	$66.2	$81.3	$(335.2)	$(190.3)	$254.1
EBITDA Margin (Non-GAAP)	29%	28%	NMF	NMF	29%

(Gain) loss on disposal or impairment of assets	$(0.0)	$(0.9)	$2.0	$1.7	$0.7
Campaign and political contributions	$1.6	$6.3	$4.7	$15.9	$33.7
Acquisition, disposition and specified transaction costs	$9.2	$3.8	$12.3	$28.9	$8.5
Share-based compensation	$5.9	$5.8	$6.9	$17.0	$16.5
Other (income) expense, net	$(0.1)	$1.2	$(0.1)	$(0.4)	$2.0
Equity in net loss of Harvest	$6.4	$—	$3.3	$9.7	$—
Loss on deconsolidation transaction	$—	$—	$403.3	$403.3	$—
Discontinued operations, net of tax, attributable to common shareholders	$—	$5.0	$0.7	$1.8	$7.0
Adjusted EBITDA (Non-GAAP)	$89.2	$102.7	$98.0	$287.6	$322.5
Adjusted EBITDA Margin (Non-GAAP)	39%	36%	36%	36%	36%
NMF - No Meaningful Figure
Reconciliation of Non-GAAP Adjusted Net Income (Loss) (Unaudited)
The following table presents a reconciliation of GAAP net income (loss) attributable to common shareholders to non-GAAP adjusted net income (loss), for each of the periods presented:

	For the Three Months Ended			For the Nine Months Ended
(Amounts expressed in millions of United States dollars)	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Net income (loss) attributable to common shareholders	$0.9	$(26.8)	$(406.0)	$(402.7)	$(73.5)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$—	$5.0	$0.7	$1.8	$7.0
Net income (loss) from continuing operations available to common shareholders	$0.9	$(21.8)	$(405.3)	$(400.9)	$(66.5)
Add (deduct) impact of:
(Gain) loss on disposal or impairment of assets	$(0.0)	$(0.9)	$2.0	$1.7	$0.7
Campaign and political contributions	$1.6	$6.3	$4.7	$15.9	$33.7
Acquisition, disposition and specified transaction costs	$9.2	$3.8	$12.3	$28.9	$8.5
Equity in net loss of Harvest	$6.4	$—	$3.3	$9.7	$—
Loss on deconsolidation transaction	$—	$—	$403.3	$403.3	$—
Adjusted net income (loss) (Non-GAAP)	$18.0	$(12.5)	$20.4	$58.6	$(23.6)

Reconciliation of Non-GAAP Adjusted Net Income (Loss) Per Diluted Share (Unaudited)
The following table presents a reconciliation of GAAP net income (loss) attributable to common shareholders per share to non-GAAP adjusted net income (loss) per diluted share, for each of the periods presented:

	For the Three Months Ended			For the Nine Months Ended
(Amounts expressed are per share except for shares which are in millions)	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Net income (loss) attributable to common shareholders	$0.00	$(0.14)	$(2.11)	$(2.09)	$(0.38)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$—	$0.03	$0.00	$0.01	$0.04
Net income (loss) from continuing operations available to common shareholders	$0.00	$(0.11)	$(2.10)	$(2.08)	$(0.35)
Add (deduct) impact of:
(Gain) loss on disposal or impairment of assets	$(0.00)	$(0.00)	$0.01	$0.01	$0.00
Campaign and political contributions	$0.01	$0.03	$0.02	$0.08	$0.18
Acquisition, disposition and specified transaction costs	$0.05	$0.02	$0.06	$0.15	$0.04
Equity in net loss of Harvest	$0.03	$—	$0.02	$0.05	$—
Loss on deconsolidation transaction	$—	$—	$2.09	$2.09	$—
Adjusted net income (loss) (Non-GAAP)	$0.09	$(0.07)	$0.11	$0.30	$(0.12)
Diluted shares outstanding	200.6	191.2	192.7	192.7	191.2

Reconciliation of Non-GAAP Free Cash Flow (Unaudited)
The following table presents a reconciliation of GAAP cash flow from operating activities to non-GAAP free cash flow, for each of the periods presented:

	For the Three Months Ended			For the Nine Months Ended
(Amounts expressed in millions of United States dollars)	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Cash flow from operating activities	$74.4	$76.4	$53.1	$183.3	$213.6
Capital expenditures	$(29.0)	$(16.6)	$(21.0)	$(63.5)	$(53.4)
Free cash flow (Non-GAAP)	$45.4	$59.8	$32.1	$119.8	$160.2

Forward-Looking Statements
This news release includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding broader cannabis rescheduling and state program expansion. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve
Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with established medical marijuana operations in Florida, Georgia, Pennsylvania, and West Virginia. Driven by a core mission to expand access to cannabis, Trulieve serves customers with innovative, high-quality branded products and exceptional experiences. With scaled operations in attractive markets and targeted expansion through its hub strategy, Trulieve is poised for accelerated growth. Trulieve is listed on the NYSE under the symbol TRLV. For more information, please visit Trulieve.com.

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Investor and Media Contact
Christine Hersey, Chief Corporate Affairs & Strategy Officer
+1 (424) 202-0210
Christine.Hersey@Trulieve.com